The Hartford Select SmallCap Value Fund

Summary Prospectus

The Hartford Mutual Funds

March 1, 2010,
as amended and restated March 29, 2010

Class	Ticker
A	HTVAX
B	HTVBX
C	HTVCX
Y	HTVYX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at www.hartfordmutualfunds.com/prospectuses.  You can also get this information at no cost by calling 1-888-843-7824 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s prospectus dated March 1, 2010 (as amended), statement of additional information dated March 1, 2010 (as amended) and annual report dated October 31, 2009 are incorporated into this summary prospectus by reference.  The Fund’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective:

The Fund seeks capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None
Exchange fees	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	Y
Management fees	1.00%	1.00%	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—
Other expenses	0.25%	0.72%	0.67%	0.14%
Acquired Fund fees and expenses	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.51%	2.73%	2.68%	1.15%
Less: Contractual expense reimbursement(1)	—	0.37%	0.32%	—
Net operating expenses(1)	1.51%	2.36%	2.36%	1.15%

(1)   Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.60% (Class A), 2.35% (Class B), 2.35% (Class C) and 1.20% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$695	$1,001	$1,328	$2,252
B	$739	$1,112	$1,612	$2,739
C	$339	$802	$1,392	$2,989
Y	$117	$365	$633	$1,398

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$695	$1,001	$1,328	$2,252
B	$239	$812	$1,412	$2,739
C	$239	$802	$1,392	$2,989
Y	$117	$365	$633	$1,398

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its goal by investing primarily in value style common stocks of small capitalization companies.  Under normal circumstances, the Fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued.   In certain unusual circumstances, the Fund may be unable to remain invested at this level in securities of companies with the stated market capitalization.  The Fund’s securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.  The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities, and may trade securities actively.  The Fund employs a “multi-manager” approach whereby portions of the Fund’s cash flows are allocated among different money managers who adhere to distinct investment styles intended to complement one another.

Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index.  As of December 31, 2009, the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index was $3.5 billion. This average is updated monthly.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Multiple Sub-Advisers Risk - The investment styles employed by the fund’s sub-advisers may not be complementary. The interplay of the various strategies employed by the fund’s multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund’s performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund’s realization of capital gains.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian”

approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

•                  Assume reinvestment of all dividends and distributions

•                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

•                  Shows how the Fund’s total return has varied from year to year

•                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest    23.27% (2nd quarter, 2009)   Lowest  —24.10% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending 12/31/09
(including sales charges)

		Lifetime
Share Classes	1 Year	(since 07/31/06)
Class A - Return Before Taxes	20.86%	-2.79%
- After Taxes on Distributions	20.73%	-3.66%
- After Taxes on Distributions and Sale of Fund Shares	13.56%	-2.81%
Share Classes (Return Before Taxes)
Class B	22.09%	-2.72%
Class C	26.01%	-1.90%
Class Y	28.30%	-0.84%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	20.58%	-3.78%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-advisers are Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management and SSgA Funds Management, Inc.

The fund employs a “multi-manager” approach whereby portions of the fund’s cash flows are allocated among different money managers.

Kayne Anderson Rudnick Investment Management, LLC:

Portfolio Manager	Title	Involved with Fund Since

Robert A. Schwarzkopf	Chief Investment Officer and Portfolio Manager	2006

Julie Kutasov	Portfolio Manager and Senior Research Analyst	2008

Craig Stone	Portfolio Manager and Senior Research Analyst	2009

Metropolitan West Capital Management, LLC:

Portfolio Manager	Title	Involved with Fund Since

Samir Sikka	Lead Strategist	2006

SSgA Funds Management, Inc.:

Portfolio Manager	Title	Involved with Fund Since

Scott P. Conlon, CFA	Principal SSgA FM	2008

John O’Connell	Principal SSgA FM	2008

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50

Class B	Closed to new investments	N/A

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

MFSUM-SSCV10

March 1, 2010, as
amended and restated
March 29, 2010